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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 _____________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report : August 15, 1999
                       (Date of earliest event reported)

                              Markel Corporation
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      Virginia                    1-13051                54-0292420
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(State or other              (Commission File        (I.R.S. Employer
jurisdiction of              Number)               Identification No.)
incorporation)

               4551 Cox Road, Glen Allen, Virgina  23060-3382
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              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                (804) 747-0136
                      ----------------------------------

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Item 5.   Other Information.
          ------------------

          On August 15, 1999, Markel Corporation (the "Company") and Terra Nova (Bermuda) Holdings Ltd., a Bermuda corporation ("Terra Nova"), entered into an Agreement and Plan of Merger and Scheme of Arrangement (the "Merger Agreement"), providing, subject to the terms and conditions set forth therein, for (i) the merger ("Merger") of MINT Sub Ltd., a corporation to be organized under the laws of Virginia as a wholly-owned subsidiary of Virginia Holdings Inc. ("MINT"), a corporation to be organized under the laws of Virginia, with and into the Company and (ii) a Scheme of Arrangement between Terra Nova and certain of its shareholders (the "Scheme"). Upon completion of the Merger and the Scheme, each of the Company and Terra Nova will be a wholly-owned subsidiary of MINT, which will be renamed Markel Corporation.

          Pursuant to the Scheme and the Merger, existing holders of Terra Nova's common shares will receive at their election 0.184 of a share of common stock of MINT ("MINT Shares") or $34.00 in cash for each of their shares, subject to pro-ration to the extent the cash or stock elections exceed certain maximum amounts specified in the Merger Agreement, and existing holders of the common stock of the Company will receive one (1) MINT Share for each of their shares.

          In connection with the Merger, certain shareholders of the Company and certain shareholders of Terra Nova have entered into stockholders agreements, dated August 15, 1999 (the "Stockholders Agreements"), with the Company and Terra Nova, pursuant to which such shareholders have agreed to vote their stock in favor of the Merger Agreement and the transactions contemplated thereby.

          Also on August 15, 1999, certain shareholders of Terra Nova have entered into a registration rights agreement (the "Registration Rights Agreement") with the Company, pursuant to which the Company has agreed to cause MINT to grant such shareholders registration rights with respect to the MINT Shares they will receive in the transaction.

          The consummation of the transactions contemplated by the Merger Agreement is subject to regulatory approvals and the satisfaction or waiver of a number of other conditions as more fully described in the Merger Agreement.
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          Copies of the Merger Agreement, the Stockholders Agreements, the
Registration Rights Agreement and the related press release are attached as exhibits hereto and are incorporated herein by reference

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits

99.1      Agreement and Plan of Merger and
          Scheme of Arrangement, dated as of
          August 15, 1999, between Terra Nova
          (Bermuda) Holdings Ltd. and
          Markel Corporation

99.2      Stockholders Agreement, dated as
          of August 15, 1999, among Markel
          Corporation, Terra Nova (Bermuda)
          Holdings Ltd. and the shareholders of
          Terra Nova (Bermuda) Holdings Ltd.
          named therein

99.3      Stockholders Agreement, dated as of August 15,
          1999, among Markel Corporation, Terra Nova
          (Bermuda) Holdings Ltd. and the
          shareholders of Markel Corporation
          named therein

99.4      Registration Rights Agreement, dated as of
          August 15, 1999, among Virginia Holdings
          Inc., Markel Corporation and the shareholders of Terra Nova (Bermuda) Holdings Ltd.
          named therein

99.5      Press Release, dated August 16, 1999

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         MARKEL CORPORATION
                         (Registrant)


                         By:  /s/ Darrell D. Martin
                             --------------------------------
                           Name:   Darrell D. Martin
                           Title:  Executive Vice President and
                                   Chief Financial Officer


Date: August 20, 1999

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                                 EXHIBIT INDEX


Exhibit
Number    Exhibit                                                  Page
------    -------                                                  ----

99.1      Agreement and Plan of Merger and
          Scheme of Arrangement, dated as of
          August 15, 1999, between Terra Nova
          (Bermuda) Holdings Ltd. and
          Markel Corporation..................................

99.2      Stockholders Agreement, dated as
          of August 15, 1999, among Markel
          Corporation, Terra Nova (Bermuda)
          Holdings Ltd. and the shareholders of
          Terra Nova (Bermuda) Holdings Ltd.
          named therein.......................................

99.3      Stockholders Agreement, dated as of August 15,
          1999, among Markel Corporation, Terra Nova (Bermuda)
          Holdings Ltd. and the shareholders of Markel
          Corporation named therein...........................

99.4      Registration Rights Agreement, dated as of
          August 15, 1999, among Virginia Holdings
          Inc., Markel Corporation and the shareholders
          of Terra Nova (Bermuda) Holdings Ltd.
          named therein.......................................

99.5      Press Release, dated August 16, 1999................

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